FY19 First Quarter

Genesco Inc. FY19 Q1 Earnings Supplemental Material June 5, 2018

Safe Harbor Statement This presentation contains forward-looking statements, including those regarding the performance outlook for the Company and its individual businesses (including, without limitation, sales, expenses, margins and earnings) and all other statements not addressing solely historical facts or present conditions. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to estimates and projections reflected in forward-looking statements, including the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the Company's ability to complete the sale of the Lids Sports Group business on acceptable terms and the timing of any sale transaction; the timing and amount of non-cash asset impairments related to retail store fixed assets and intangible assets of acquired businesses; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; the level of chargebacks from credit card users for fraudulent purchases or other reasons; weakness in the consumer economy and retail industry; competition in the Company's markets, including online and including competition from some of the Company's vendors in both the licensed sports and branded footwear markets; fashion trends that affect the sales or product margins of the Company's retail product offerings; weakness in shopping mall traffic and challenges to the viability of malls where the Company operates stores, related to planned closings of department stores or other factors; the effects of the implementation of federal tax reform on the estimated tax rate reflected in certain forward-looking statements; the imposition of tariffs on imported products or the disallowance of tax deductions on imported products; changes in buying patterns by significant wholesale customers; bankruptcies or deterioration in financial condition of significant wholesale customers or the inability of wholesale customers or consumers to obtain credit; disruptions in product supply or distribution; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union, including potential effects on consumer demand, currency exchange rates, and the supply chain; the Company's ability to continue to complete and integrate acquisitions, expand its business and diversify its product base; changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons; and the performance of athletic teams, the participants in major sporting events such as the NBA finals, Super Bowl and World Series, developments with respect to certain individual athletes, and other sports-related events or changes that may affect period-to-period comparisons in the Company's Lids Sports Group retail businesses. Additional factors that could affect the Company's prospects and cause differences from expectations include the ability to build, open, staff and support additional retail stores and to renew leases in existing stores and control occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets or intangible assets or other adverse financial consequences; unexpected changes to the market for the Company's shares; variations from expected pension-related charges caused by conditions in the financial markets; costs and reputational harm as a result of disruptions in the Company's business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; and the cost and outcome of litigation, investigations and environmental matters involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, our SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via our website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this presentation are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Non-GAAP Financial Measures The Company reports consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results the Company’s presentation includes certain non-GAAP financial measures such as earnings and earnings per share. This supplemental information should not be considered in isolation as a substitute for related GAAP measures. The Company believes that disclosure of earnings and earnings per share from continuing operations adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non-GAAP supplemental information to the comparable GAAP measures can be found in the Appendix.

Key Earnings Highlights Q1 FY19 Three Months Ended Three Months Ended May 5, 2018 April 29, 2017 GCO Net Sales Change 0% (1)% Comparable Sales (1)% (1)% Gross Margin % 49.9% 49.6% Selling and Admin. Expenses % 49.9% 49.1% Operating Income (Loss) % (1) GAAP (0.3)% 0.4% Non-GAAP 0.0% 0.5% Earnings (Loss) per Diluted Share (1) GAAP $(0.12) $0.05 Non-GAAP $(0.06) $0.06 (1) See GAAP to Non-GAAP adjustments in appendix. 5

Comparable Sales Q1 FY19 Three Months Ended May 5, Apr. 29, 2018 2017 Journeys Group 6% (5)% Schuh Group (13)% 10% Lids Sports Group (7)% 1% Johnston & Murphy Group 7% (3)% Total Comparable Sales (1)% (1)% Same Store Sales (2)% (4)% Comparable Direct Sales 10% 28% 6

Sales by Segment Q1 FY19 Net Sales $645.0 million 4% Journeys Group 12% Schuh Group 47% Lids Sports Group 25% Johnston & Murphy Group Licensed Brands 12% 7

Adjusted Operating Income by Segment Q1 FY19 (1) $ in millions Three Months Ended May 5, 2018 Three Months Ended April 29, 2017 Oper Inc Adj Oper Oper Inc Adj Oper (Loss) Adjust Inc (Loss) (Loss) Adjust Inc (Loss) Journeys Group $ 13.6 $ - $ 13.6 $ 7.5 $ - $ 7.5 Schuh Group (5.6) - (5.6) (0.7) - (0.7) Lids Sports Group (5.4) - (5.4) (1.8) - (1.8) Johnston & Murphy Group 5.0 - 5.0 3.8 - 3.8 Licensed Brands 0.3 - 0.3 2.3 - 2.3 Corporate and Other (9.8) 1.6 (8.2) (8.3) 0.1 (8.2) Total Operating Income (Loss) $ (1.9) $ 1.6 $ (0.3) $ 2.8 $ 0.1 $ 2.9 (1) See GAAP to Non-GAAP adjustments in appendix. 8

Inventory by Segment Q1 FY19 $ in millions May 5, 2018 Total Inventory $ 552 % Change from prior year -4% Retail Segment Inventory Journeys Group -5% Schuh Group (1) 8% Lids Sports Group -10% Johnston & Murphy Group -1% Licensed Brands -15% (1) On a constant currency basis. 9

Retail Stores Summary Q1 FY19 Feb. 3, May 5, 2018 Open Close 2018 Journeys Group 1,220 10 9 1,221 Journeys stores (U.S.) 893 4 6 891 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 242 5 2 245 Little Burgundy 39 1 1 39 Schuh Group 134 4 2 136 Lids Sports Group 1,159 6 24 1,141 Lids hat stores (U.S.) 739 3 16 726 Lids hat stores (Canada) 114 2 2 114 Locker Room stores (U.S.) 134 1 5 130 Locker Room stores (Canada) 29 - - 29 Clubhouse stores 21 - 1 20 Locker Room by Lids (Macy's) 122 - - 122 Johnston & Murphy Group 181 1 - 182 Total Stores 2,694 21 35 2,680 10

Retail Square Footage Q1 FY19 Square feet in thousands Apr. 29, Net May 5, Square Footage: 2017 Change 2018 % Change Journeys Group 2,440 (46) 2,394 -1.9% Schuh Group 628 34 662 5.4% Lids Sports Group 1,424 (83) 1,341 -5.8% Johnston & Murphy Group 338 10 348 3.0% Total Square Footage 4,830 (85) 4,745 -1.8% 11

FY19 Outlook(1) Non-GAAP EPS $3.05 - $3.45 per share Total Sales (1)% to +1% (52 weeks TY vs. 53 LY) Comparable Sales Flat to +2% FY19 Note Shift of large volume back-to-school week out of Q3 into Q2 Gross Margin 30 to 40 basis points improvement SG&A Expense 40 to 60 basis points deleverage Tax Rate ~26.9% CapEx $70 to $75 million Avg Shares 19.6 million Outstanding (assumes no repurchases) (1) On a Non-GAAP basis, see GAAP to Non-GAAP adjustments in appendix 12

FY19 Comparable Sales Guidance Actual Guidance Guidance Guidance Guidance Q1 Q2 Q3 Q4 FY19 Journeys Group 6% 4 - 5% 2 - 3% 0 - 2% 3 - 4% Lids Sports Group (7)% (4) - (2)% (2) - 1% 0 - 4% (3) - (1)% Schuh Group (13)% (7) - (1)% (2) - 1% 0 - 2% (5) - (2)% Johnston & Murphy Group 7% 3 - 4% 2 - 3% 0 - 2% 2 - 4% Total Genesco (1)% 0 - 2% 0 - 2% 0 - 2% 0 - 2% 13

FY19 Projected Retail Store Count Actual Proj Proj Proj 2018 Open Close 2019 Journeys Group 1,220 28 29 1,219 Journeys stores (U.S.) 893 15 24 884 Journeys stores (Canada) 46 - - 46 Journeys Kidz stores 242 10 4 248 Little Burgundy 39 3 1 41 Schuh Group 134 7 4 137 Lids Sports Group 1,159 18 69 1,108 Lids hat stores (U.S.) 739 9 34 714 Lids hat stores (Canada) 114 2 6 110 Locker Room stores (U.S.) 134 1 12 123 Locker Room stores (Canada) 29 - 1 28 Clubhouse stores 21 - 4 17 Locker Room by Lids (Macy's) 122 6 12 116 Johnston & Murphy Group 181 5 - 186 Total Stores 2,694 58 102 2,650 14

FY19 Projected Capital Spending Projected FY19 CapEx $70 to $75 million 41% New Stores & Remodels 59% Omni-channel, IT, DC & Other 15

Appendix

Non-GAAP Reconciliation – Q1 FY19 Three Months Ended May 5, 2018 April 29, 2017 Net of Per Share Net of Per Share In Thousands (except per share amounts) Pretax Tax Amounts Pretax Tax Amounts Earnings (loss) from continuing operations, as reported $ (2,308) $ (0.12) $ 997 $ 0.05 Pretax adjustments: Impairment charges $ 1,274 1,061 0.06 $ 119 78 0.01 Other legal matters 378 315 0.01 - - - Gain on Hurricane Maria (100) (83) - - - - Total adjustments $ 1,552 1,293 0.07 $ 119 78 0.01 Other tax items (125) (0.01) 24 - Adjusted earnings (loss) from continuing operations (1) and (2) $ (1,140) $ (0.06) $ 1,099 $ 0.06 . (1) The adjusted tax rate for the first quarter of Fiscal 2019 is 15.2% including a FIN 48 discrete item of less than $0.1 million. The adjusted tax rate for the first quarter of Fiscal 2018 is 36.7% including a FIN 48 discrete item of less than $0.1 million. (2) EPS reflects 19.3 share count for both Fiscal 2019 and 2018, which includes common stock equivalents only in Fiscal 2018. 17